Exhibit 99.1

COMPUTER CONTACT SERVICES, INC.

TEMPSERV SEGMENT ACCOUNTING

FINANCIAL STATEMENTS

Nine Months Ended September 30, 2007

COMPUTER CONTACT SERVICES, INC.

Dba “TEMPSERV”

TABLE OF CONTENTS

__________

MADSEN & ASSOCIATES, CPA’s Inc.	684 East Vine St, Suite 3
Certified Public Accountants and Business Consultants	Murray, Utah 84107
Telephone 801 268-2632
Fax 801-262-3978

Board of Directors

Computer Contact Services, Inc.

dba Tempserv

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying  balance sheets of Computer Contact Services, Inc., dba Tempserv, at September 30, 2007 and  December 31, 2006,  and the related statements of operations, stockholders' equity, and cash flows for the nine months ended September 30, 2007 and the year ended  December 31, 2006.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness for the company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all  financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Our audit and report was limited to the business activity known as Tempserv, which was sold by the Company on September 30, 2007. (note 4)  Our audit  excluded the cash and a contract receivable resulting from the sale of assets  from an unrelated business activity during 1998 because the information was not available.

In our opinion, except for the limitation described in the  above paragraph,  the financial statements referred to above present fairly, in all material respects, the financial position of  Computer Contact Services, Inc. at September 30, 2007 and  December 31, 2006, and the results of  operations, and  cash flows for the nine months ended September 30, 2007 and the year ended December 31, 2006, in conformity with generally accepted accounting principles.

Salt Lake City, Utah

June 22, 2009                                                         s/ Madsen & Associates, CPA’s Inc.

COMPUTER CONTACT SERVICES, INC.

dbaTEMPSERV

BALANCE SHEETS

September 30, 2007 and December 31, 2006

__________

ASSETS
CURRENT ASSETS	Sept 30, 2007	Dec 1, 2006

Cash	$753,643	$137,844
Accounts receivable – net	974,640	1,299,011
Advances and prepaid expenses	207,034	368,551
Total Current Assets	1,935,317	1,805,406

PROPERTY AND EQUIPMENT, net of depreciation	52,467	65,225

OTHER ASSETS

Deposits	63,966	56,654
Total Other Assets	63,966	56,654

TOTAL ASSETS	$2,051,750	$1,927,285

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts Payable	$160,733	$221,649
Total Current Liabilities	160,733	221,649

STOCKHOLDERS’ EQUITY

Common stock	2,000	2,000
Accumulated adjustments account	1,889,017	1,703,636
Total stockholders’ equity	1,891,017	1,705,636

TOTAL LIABILITIES and STOCKHOLDERS' EQUITY	$2,051,750	$1,927,285

The accompanying notes are an integral part of these financial statements.

COMPUTER CONTACT SERVICES, INC.

dbaTEMPSERV

STATEMENTS OF INCOME

For the Nine Months Ended Sept 30, 2007 and Year Ended December 31, 2006

__________

	Sept 30, 2007	Dec 31, 2006
NET SALES
Staffing agency	$5,474,806	$7,022,333
Total Net Sales	5,474,806	7,022,333

COST OF SALES	4,335,343	5,728,477
Gross profit	1,139,463	1,293,856

OPERATING EXPENSES
Selling, general and administrative	335,620	647,668
Depreciation and amortization	24,803	33,071
Total operating expenses	360,423	680,739

INCOME FROM OPERATIONS	779,040	613,117

OTHER INCOME & EXPENSES
Interest income	12,007	22,908
Other expenses	(3,187)	(2,277)
Interest expense	(89,409)	(3,090)

NET INCOME	$698,451	$630,658

The accompanying notes are an integral part of these financial statements.

COMPUTER CONTACT SERVICES, INC.

dbaTEMPSERV

STATEMENTS OF CASH FLOWS

Nine Months Ended Sept 30, 2007 and Year Ended December 31, 2006

__________

	Sept 30, 2007	Dec 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$698,451	$630,658
Adjustments to reconcile net income to
Net cash provided by operating activities
Depreciation	24,803	33,071
Changes in
Accounts receivable	324,371	(349,811)
Prepaid expenses	161,517	171,949
Advance & Deposits	(7,312)	570
Payments on line of credit	--	(494,990)
Accounts payable & accrued expenses	(60,916)	(363,107)
Net cash provided by operating activities	1,140,914	(371,660)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of land, property and equipment	(12,045)	(5,722)
Net cash used in investing activities	(12,045)	(5,722)

CASH FLOWS FROM FINANCING ACTIVITIES
Investments from/ (distributions to) shareholders	(513,070)	141,001
Net cash provided by financing activities	(513,070)	141,001

Net change in cash	615,799	(236,381)
Cash at beginning of period	137,844	374,225

Cash at end of period	$753,643	$137,844

SUPPLEMENT DISCLOSURE OF CASH FLOW INFORMATION

Interest expense	$89,409	$3,090

The accompanying notes are an integral part of these financial statements.

COMPUTER CONTACT SERVICES, INC.

dbaTEMPSERV

STATEMENT OF STOCKHOLDERS’ EQUITY

Nine Months Ended Sept 30, 2007 and Year Ended December 31, 2006

__________

	Common Stock		Accumulated
	Shares	Amount	Adjustments
Balance December 31, 2005	800	$2,000	$931,977
Shareholder contributions	-	-	141,001

Net operating profit for the year
Ended December 31, 2006	-	-	630,658

Balance December 31, 2006	800	$2,000	$1,703,636

Shareholder distributions	-	-	(513,070)

Net operating profit for the nine months
ended September 30, 2007	-	-	698,451

Balance September 30, 2007	800	$2,000	$1,889,017

The accompanying notes are an integral part of these financial statements.

COMPUTER CONTACT SERVICES, INC.

dbaTEMPSERV

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

__________

1.

  ORGANIZATION

The Company was incorporated under the laws of the state of California on December 18, 1981 with 800 common shares outstanding and is doing business as Tempserv.

Tempserv is located in Bakersfield, California, and provides temporary industrial, construction, and clerical staffing services nationwide.  In addition to the more traditional functions of job placement, payroll and personnel administration, Tempserv provides screening, testing, counseling and supervision of its placements.

2.

  SIGNIFICANT ACCOUNTING POLICIES

Accounting Method:  The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy:  The company has not yet adopted a policy regarding payment of dividends.

Income Taxes: The Company, with the unanimous consent of its shareholders, has elected to have its income taxed under Subchapter S of the Internal Revenue Code and a similar section of the state income tax law.  Under those provisions, the Company does not pay federal or state corporate income tax on its taxable income, nor is it allowed a net operating loss carryover or carryback as a deduction.  Instead, the shareholders are liable for individual income tax on their respective shares of the Company’s taxable income or may include their respective shares of the Company’s net operating loss in their individual income tax returns.  Therefore, no provision or liability for income tax has been included in these financial statements.

Revenue Recognition:  The major source of income is received in the form of services provided from staffing services. TempSERV service revenue is recognized as services are performed on an hourly or weekly basis, prices are fixed or determinable based on customer requisitions and collectability is reasonably assured.  Contracts and relationships for providing employees can be cancelled by the contractor and can be cancelled at any time.

Advertising and Marketing Development:  The company expenses advertising and market development costs as incurred.

Financial Instruments:  The carrying amounts of financial instruments are considered by management to be their estimated fair values due to their short-term maturities.

Financial and Concentrations Risk:  The Company does not have any concentration or related financial credit risks except for cash and accounts receivable, however, the Company considers the accounts to be fully collectible at the recorded amounts, net of a reserve for bad debts.  The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits, however the bank is considered of high quality.  The Company has not experienced any losses in such accounts.

Trade Accounts Receivable:  Trade accounts receivables refer to amounts due for the performance of staffing services.

Estimates and Assumptions:  Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

2.     SIGNIFICANT ACCOUNTING POLICIES – continued

Allowance for doubtful accounts:  We provide a reserve against our receivables for estimated losses that may result from our customers’ inability to pay related to our staffing business.  We determine the amount of the reserve by analyzing known uncollectible accounts, economic conditions and historical losses and our customers’ creditworthiness.  The likelihood of a material loss from this area is minimal due to our limited exposure to credit risk.

Property and Equipment:  Property and equipment are stated at cost.  Depreciation is computed on the accelerated methods over the estimated useful lives of the assets, which range from three to five years.  A summary is included below.

Equipment	$64,254
Furniture & fixtures	38,667
Vehicles	150,087
Less accumulated depreciation	(200,541)
Net	$52,467

Impairment of Long-Lived Assets:  The Company reviews its major assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  If an asset is considered impaired, then impairment will be recognized in an amount determined by the excess of the carrying amount of the asset over its fair value.  There was no impairment of long-lived assets during the current interim periods presented.

Other Recent Accounting Pronouncements:  The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.

  SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

Officer-directors have acquired all of the outstanding common stock of the Company at September 30, 2007.

4.

  DISPOSITION OF TEMPSERVE ASSETS.

The Company entered into an Asset Purchase Agreement with Parks! America, Inc. to sell selected assets of tempSERV, a division of CCS and the scope of this report and audit is limited to that business activity.

The disposition was completed on September 30, 2007.  Assets sold by the Company pursuant to the Agreement include: (i) certain fixed assets, equipment, fixtures, leasehold improvements located at tempSERV’s office in Bakersfield, California; (ii) certain intellectual property of tempSERV; (iii) the goodwill of tempSERV.

The consideration for the assets sold by CCS was an aggregate of $1,162,500, consisting of $400,000 in cash, a promissory note in the principal amount of $562,500 which was to be paid out of the cash flow of Tempserv in 36 equal monthly installments, in the amount of $17,292.41 each, commencing on January 1, 2008, and continuing through December 1, 2010, and a promissory note in the principal amount of $200,000 due to EDLA, LLC.  The note includes interest at a rate of 6% with 12 monthly payments of $17,643 beginning March 31, 2008.

The purchase price was allocated as follows:

Furniture and fixtures	$100,000
Goodwill	621,000
Continuing contracts	391,500
Covenant not to compete	50,000
Total assets acquired	1,162,500

Total consideration paid consists of:
Note receivable-Computer Contract Service Inc	(562,500)
Note receivable-EDLA LLC	(200,000)
Cash for purchase	(400,000)
Total Consideration	$(1,162,500)